                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 16, 2004

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       1-16455                 76-0655566
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


             1000 MAIN STREET
              HOUSTON, TEXAS                                            77002
 (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

                         ------------------------------

In this Form 8-K, and in the Exhibit included as part of the Form 8-K, "Reliant Resources" refers to Reliant Resources, Inc., and "we," "us" and "our" refer to Reliant Resources, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

ITEM 5.  OTHER EVENTS.

Judge Orders Dismissal of Certain Class Action Claims

On January 16, 2004, United States District Court Judge Ewing Werlein, Jr. of the Southern District of Texas signed an order granting in its entirety Reliant Resources' request to dismiss federal and state securities fraud claims pending in a consolidated matter consisting of fifteen shareholder class action lawsuits. The lawsuits alleged that Reliant Resources engaged in so-called "round trip" trades to allegedly overstate revenues and improperly accounted for certain trading transactions in violation of Section 10(b) of the Securities Exchange Act of 1934.

In the order, the court dismissed the fraud claims with prejudice. With the dismissal of all fraud-related claims, the only remaining claims against Reliant Resources in the consolidated cases are the plaintiffs' claims under Section 11 and 15 of the Securities Act of 1933 pertaining to statements made in Reliant's registration statement for its initial public offering.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             99.1 Memorandum Opinion and Order of the United States District Court for the Southern District of Texas, dated
                      January 16, 2004, In Re: Reliant Securities Litigation (Master File No. H-02-2810).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RELIANT RESOURCES, INC.
                                                      (Registrant)



Date: January 20, 2004              By: /s/ THOMAS C. LIVENGOOD
                                       -----------------------------------------
                                                   Thomas C. Livengood
                                                   Vice President and
                                                   Controller

                                  EXHIBIT INDEX

Exhibit
Number   Exhibit Description
-------  -------------------
99.1     Memorandum Opinion and Order of the United States District Court for
         the Southern District of Texas, dated January 16, 2004, In Re: Reliant
         Securities Litigation (Master File No. H-02-2810).